                                                                       Exhibit 4

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 551137 10 2

                                LYNCH CORPORATION
                         INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF INDIANA

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND  NON-ASSESSABLE  SHARES OF THE COMMON STOCK  WITHOUT PAR VALUE OF
------------------------------LYNCH  CORPORATION--------------------------------

transferable on the books of the corporation to the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
     WITNESS, the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

                      PAR VALUE CHANGED TO $0.01 PER SHARE

DATED:

/s/ M. J. Gabelli            [CORPORATE SEAL]     /s/ Robert H. Hurwich
------------------------                          -------------------------
M. J. Gabelli                                     Robert H. Hurwich
Chairman of the Board                             Secretary

COUNTERSIGNED AND REGISTERED
    MELLON INVESTOR SERVICES LLC                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common               UNIF GIFT MIN ACT  -- ____ Custodian _____
     TEN ENT -- as tenants by the entireties                            (Cust)         (Minor)
     JT TEN  -- as joint tenants with right of     under Uniform Gifts to Minors
                survivorship and not as tenants    Act __________________
                in common                                  State

     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED ______ HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
[                                          ]

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                          SHARES
--------------------------------------------------------------------------
OF THE  CAPITAL  STOCK  REPRESENTED  BY THE  WITHIN  CERTIFICATE  AND DO  HEREBY
IRREVOCABBLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
------------------------------------------------------------------------
TO TRANSFER  THE SAID STOCK ON THE BOOKS OF THE  WITHIN-NAMED  CORPORATION  WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
       -------------

                                           -------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE
                                           WHATEVER.

SIGNATURE(S) GUARANTEED:
                       ---------------------------------------------------------
                       THE SIGNATURE(S)  SHOULD  BE  GUARANTEED  BY  AN ELIGIBLE
                       GUARANTOR  INSTITUTION  (BANKS, STOCKBROKERS, SAVINGS AND
                       LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                       APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                       TO S.E.C. RULE 17 ART 15